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                                                                    EXHIBIT 99.1

                            Certification Pursuant to
                             18 U.S.C. Section 1350,
                             as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

     The certification set forth below is being submitted to the Securities and Exchange Commission solely for the purpose of complying with Section 1350 of Chapter 63 of Title 18 of the United States Code.

     Jeffrey A. Long, Senior Vice President, Human Resources Services, and Stuart B. Burgdoerfer, Senior Vice President and Controller, as members of the Limited Brands, Inc. Savings and Retirement Plan Administrative Committee, each certifies that, to the best of his knowledge:

1. The Annual Report on Form 11-K of the Limited Brands, Inc. Savings and Retirement Plan (the "Plan") for the year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.


                              /s/ Jeffrey A. Long
                              -----------------------------------------------
                              Jeffrey A. Long
                              Senior Vice President, Human Resources Services


                              /s/ Stuart B. Burgdoerfer
                              -----------------------------------------------
                              Stuart B. Burgdoerfer
                              Senior Vice President and Controller


Date: June 27, 2003

     A signed original of this written statement, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement, has been provided to the Plan and will be retained by the Plan and furnished to the Securities and Exchange Commission or its staff upon request.